Dreyfus BASIC  Municipal Money
Market Portfolio



ANNUAL REPORT August 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                           Dreyfus BASIC Municipal Money Market
                                                                      Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC Municipal Money Market Portfolio covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

Amid turbulence in the stock market, many investors have turned to the relative stability of the tax-exempt money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We have recently seen a number of positive factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004, due in part to recent legislation.

Nonetheless, if you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Portfolio perform during the period?

For the 12-month period ended August 31, 2002, the portfolio produced a yield of 1.35%. Taking into account the effects of compounding, the portfolio produced an effective yield of 1.36%.(1)

The portfolio's performance was primarily the result of interest rates, which declined during the final four months of 2001 and remained near historically low levels through the remainder of the reporting period. Tax-exempt money market yields were also affected by surging demand from investors seeking an investment alternative to a falling stock market.

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio normally invests all of its net assets in short-term high quality municipal obligations that provide income exempt from federal income tax.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality federally tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends, supply-and-demand changes in the short-term municipal marketplace and anticipated liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which should position the portfolio to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply. We may decrease the average weighted maturity in a rising interest-rate environment. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio' s average weighted maturity. If we anticipate limited new-issue supply and lower interest rates, we may extend the portfolio's average maturity to maintain current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by low interest rates and heightened investor demand during the reporting period. When the reporting period began, the nation was mired in a recession that was further intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board attempted to stimulate renewed economic growth by continuing to reduce short-term interest rates. As a result, short-term interest rates fell to 1.75% by the end of 2001, their lowest level in 40 years. In this environment, yields on one-year tax-exempt notes fell to historically low levels.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among equity investors who sought a relatively stable investment alternative for their assets. As a result, total assets invested in tax-exempt money market funds rose throughout the reporting period, creating additional downward pressure on yields.

As the economy and stock market faltered, tax revenues from income taxes and capital gains taxes fell, creating budget shortfalls for many state and local governments. In fact, many states were placed on negative credit watch by the major rating agencies during the reporting period. Many municipalities were forced to borrow to fund their widening operating budget deficits, and issuance of tax-exempt money market securities rose approximately 90% compared to the same period one year earlier, setting new records in the process. This new issuance was easily absorbed by the surge in demand from equity investors seeking an alternative investment.



What is the portfolio's current strategy?

We have generally maintained the portfolio's weighted average maturity at points that are slightly longer than those of its peer groups. This strategy is designed to capture the higher yields offered by longer term securities. However, because the yield differences between very short-term securities and one-year notes have recently been narrower than average, it has made little sense, in our view, to extend the portfolio's weighted average maturity further

In addition, because of their very low yields, we have recently attempted to reduce the portfolio' s holdings of variable-rate demand notes, on which rates are reset daily or weekly. Instead, we have focused more intently on commercial paper and municipal notes in the three- to six-month maturity range. Whenever we thought appropriate, we attempted to utilize a laddering strategy in which commercial paper maturities are staggered over time. Finally, we have continued to focus on high credit quality. In our view, these strategies should help the portfolio weather the current period of very low yields and economic weakness while maintaining the flexibility should an increasing interest-rate environment develop.

September 16, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

August 31, 2002



                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.2%

Alabama Association of Governmental Organizations, COP

   TRAN 2.75%, 9/30/2002 (Insured; AMBAC)                                                     5,000,000                5,003,519

CALIFORNIA--2.4%

California Higher Education Loan Authority

  SLR 2.70%, 7/1/2003

   (LOC; Student Loan Marketing Association)                                                 10,000,000               10,000,000

COLORADO--3.6%

Colorado Student Obligation Bond Authority

  SLR, VRDN

  1.45% (Insured; AMBAC and Liquidity Facility;

   Credit Suisse First Boston)                                                               15,000,000  (a)          15,000,000

DISTRICT OF COLUMBIA--1.4%

District of Columbia, Revenue, VRDN

  (Idea Public Charter School)

   1.66% (LOC; Allfirst Bank)                                                                 2,600,000  (a)           2,600,000

District of Columbia, Revenue, VRDN, Merlots Program

  1.47% (Insured; MBIA and Liquidity Facility;

   Wachovia Bank)                                                                             3,170,000  (a)           3,170,000

FLORIDA--3.2%

Capital Projects Finance Authority, Revenue, VRDN

  Capital Projects Loan Program 1.80% (GIC; CDC Funding

  Corp. and Liquidity Facility: Bayerishe Hypo-Und

  Vereinsbank, Landesbank Hessen-Thuringen

   Girozentrale and The Bank of New York)                                                     2,700,000  (a)           2,700,000

Martin County, Revenues, Improvements

  (800 MHZ Radio System)

   1.90%, 10/1/2002 (Insured; AMBAC)                                                          1,100,000                1,099,909

Orange County Health Facilities Authority, Revenues

  VRDN (Florida Hospital Association) 1.80%

  (GIC; CDC Funding Corp. and Liquidity Facility:

  Bank of Nova Scotia, Banque Paribas and

   The Bank of New York)                                                                      5,000,000  (a)           5,000,000

Saint Lucie County, Revenues, VRDN

  (Sage Living Center Project)

   1.41% (LOC; Regions Bank)                                                                  4,445,000  (a)           4,445,000

GEORGIA--7.9%

Atlanta, Airport Revenue, VRDN, Merlots Program

  1.52% (Insured; FGIC and Liquidity Facility;

   Wachovia Bank)                                                                             5,070,000  (a)           5,070,000

Georgia Road and Tollway Authority, Revenue, BAN

   2.75%, 11/20/2002                                                                          8,000,000                8,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Savannah Economic Development Authority

   Industrial Revenue, VRDN (Home Depot Project) 1.50%                                       20,000,000  (a)          20,000,000

ILLINOIS--4.7%

Hoffman Estates, Tax Increment Revenue, Refunding

  (Economic Development Project)

   5%, 11/15/2002 (Insured; AMBAC)                                                            1,580,000                1,590,665

Illinois Health Facilities Authority, Revenues:

   (Evanston Hospital Corp.) 1.60%, 9/19/2002                                                 5,000,000                5,000,000

   (Evanston Hospital Corp.) 1.35%, 10/17/2002                                                3,000,000                3,000,000

   (Evanston Northwestern Corp.) 1.60%, 11/29/2002                                            5,000,000                5,000,000

Lombard, MFHR, Refunding, VRDN (Clover Creek

   Apartments Project) 1.47% (LOC; FNMA)                                                      4,800,000  (a)           4,800,000

INDIANA--2.4%

Elkhart County, Revenue, VRDN

   (Hubbard Hill Estates Inc.) 1.38%
   (LOC; Fifth Third Bank)                                                                    3,300,000  (a)           3,300,000

Indianapolis Bond Bank, Revenues

   Local Public Improvement 2.375%, 1/9/2003                                                  6,650,000                6,670,995

IOWA--2.4%

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Inc. Project) 1.50%                                                 10,000,000  (a)          10,000,000

KANSAS--2.3%

Unified Government of Wyandotte County/Kansas City

  GO Notes, Municipal Temporary Notes

   2.25%, 2/1/2003                                                                            4,609,516                4,607,559

Wichita, GO Notes, Temporary Notes

   2.50%, 2/20/2003                                                                           5,000,000                5,027,123

LOUISIANA--2.9%

Louisiana Local Government Environmental Facilities

  Community Development Authority, Revenue

  VRDN, LCDA Loan Financing Program

   1.80% (GIC; CDC Funding Corp. and Liquidity
   Facility: Amsouth and Banque Paribas)                                                      4,800,000  (a)           4,800,000

Louisiana Public Facilities Authority, Revenues, VRDN

  (Pennington Medical Foundation Project)

   1.40% (LOC; Bank One)                                                                      7,150,000  (a)           7,150,000

MARYLAND--1.3%

Maryland Economic Development Corporation, Revenue

  VRDN (Chesapeake Advertising Facility)

   1.61% (LOC; Allfirst Bank)                                                                 3,675,000  (a)           3,675,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Health and Higher Educational Facilities Authority

  Revenues, VRDN (Mercey Ridge)

   1.55% (LOC; Allfirst Bank)                                                                 1,700,000  (a)           1,700,000

MASSACHUSETTS--2.9%

Massachusetts Water Resource Authority
   Water Revenue, CP 1.30%, 9/10/2002
   (LOC; JP Morgan Chase Bank)                                                                5,000,000                5,000,000

Pembroke, BAN 2.75%, 8/7/2003                                                                 3,000,000                3,031,048

Tewksbury, GO Notes, BAN 2%, 2/21/2003                                                        3,900,000                3,903,639

MICHIGAN--5.6%

Detroit Downtown Development Authority, Revenue
  Refunding, VRDN (Millender Center Project)

   1.25% (LOC; HSBC Bank USA)                                                                 5,000,000  (a)           5,000,000

Michigan Higher Education Student Loan Authority

  SLR, VRDN

  1.45% (Insured; AMBAC and Liquidity Facility;

   Lloyd's TSB Bank)                                                                          5,000,000  (a)           5,000,000

Michigan Housing Development Authority, Revenue

   2.15%, 12/1/2002                                                                           4,365,000                4,365,000

Michigan Municipal Bond Authority, Revenue

   2.25%, 8/22/2003 (LOC; JP Morgan Chase Bank)                                               5,000,000                5,038,322

Michigan Strategic Fund, LOR, VRDN

  (NSS Technologies Project)

   1.50% (LOC; Wachovia Bank)                                                                 4,000,000  (a)           4,000,000

MINNESOTA--.3%

St. Paul Port Authority, IDR, VRDN

  (Ideal Printers Inc.) 1.55% (LOC; Marshall and

   Ilsley Bank)                                                                               1,140,000  (a)           1,140,000

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, Revenue, VRDN

  (Jackson Preparatory School)

   1.58% (LOC; First Tennessee Bank)                                                          3,000,000  (a)           3,000,000

MISSOURI--2.6%

Missouri Health and Educational Facilities Authority

  School District Revenue

   (Hannibal School District No. 60) 3%, 10/21/2002                                           1,300,000                1,301,312

Missouri Higher Education Loan Authority, SLR

  Refunding, VRDN

   1.55% (Insured; MBIA and Liquidity Facility;
   State Street Bank and Trust Co.)                                                           9,500,000  (a)           9,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--.9%

Clark County, EDR, VRDN

  (Lutheran Secondary School Association Project)

   1.65% (LOC; Allied Irish Banks)                                                            4,000,000  (a)           4,000,000

NEW HAMPSHIRE--2.2%

Rockingham County, GO Notes, TAN 3%, 12/31/2002                                               4,000,000                4,010,687

Strafford County, GO Notes, BAN 2.45%, 9/27/2002                                              5,000,000                5,000,520

NEW JERSEY--.7%

New Brunswick, GO Notes, Temporary Notes

   1.85%, 8/13/2003                                                                           3,000,000                3,010,266

NEW MEXICO--.8%

New Mexico Hospital Equipment Loan Council

  Revenue, VRDN, Pooled Loan Program

  1.80% (GIC; CDC Funding Corp. and Liquidity

   Facility; Landesbank Hessen-Thuringen Girozentrale )                                       3,300,000  (a)           3,300,000

NEW YORK--2.4%

Metropolitan Transportation Authority, Revenue, CP

   1.40%, 9/26/2002 (LOC; ABN-ARMO)                                                          10,000,000               10,000,000

OHIO--4.4%

Lakewood, GO Notes, BAN 2.50%, 5/16/2003                                                      1,300,000                1,304,027

Ohio Water Development Authority, Pollution Control

  Facilities Revenue, Refunding, VRDN (Duquesne Light Co.)

  1.50% (Insured; AMBAC and Liquidity Facility; The

   Bank of New York)                                                                         14,500,000  (a)          14,500,000

Washington County, HR, VRDN

   (Marietta Area Health) 1.38% (LOC; Fifth Third Bank)                                       2,375,000  (a)           2,375,000

OREGON--2.0%

Gilliam County, SWDR, VRDN

   (Waste Management Project)
   1.50% (LOC; JP Morgan Chase Bank)                                                          8,500,000  (a)           8,500,000

PENNSYLVANIA--8.2%

Dauphin County General Authority, Revenue, VRDN

  School District Pooled Financing Program

  1.40% (Insured; AMBAC and Liquidity Facility:

   Bank of Nova Scotia and Commerzbank)                                                      13,975,000  (a)          13,975,000

Emmaus General Authority, Revenue, VRDN

   Local Government 1.45% (LOC; KBC Bank)                                                    10,000,000  (a)          10,000,000

Montgomery County Industrial Development Authority

  Revenue, CP (Exelon Project)

   1.35%, 11/7/2002 (LOC; Bank One)                                                           5,000,000                5,000,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue, VRDN

  (Reliant Energy Seward Project)

   1.45% (LOC; Westdeutsche Landesbank)                                                       5,000,000  (a)           5,000,000

RHODE ISLAND--.7%

Rhode Island Housing and Mortgage Finance Corp., Revenue

  VRDN, Merlots Program

   1.52% (Liquidity Facility; Wachovia Bank)                                                  2,980,000  (a)           2,980,000

SOUTH CAROLINA--.8%

Oconee County School District, TAN 1.55%, 3/14/2003  3,160,000  3,160,000

TENNESSEE--7.4%

Chattanooga Health Education and Housing Facility Board

   Revenue (North Park Hospital Project)
   8.50%, 2/1/2003                                                                            4,000,000  (b)           4,184,993

Chattanooga Metropolitan Airport Authority, Revenue

   Refunding, VRDN 1.63% (LOC; First Tennessee Bank)                                          9,125,000  (a)           9,125,000

Johnson City Health and Educational Facilities Board

  HR, VRDN, Merlots Program

  1.52% (Insured; MBIA and Liquidity Facility;

   Wachovia Bank)                                                                             7,620,000  (a)           7,620,000

Metropolitan Government Nashville and Davidson County

  Health and Educational Facilities Board, MFHR

  Refunding, VRDN (Multi Family Housing--Brentwood)

   1.46% (Liquidity Facility; FNMA)                                                           9,720,000  (a)           9,720,000

TEXAS--8.7%

Brazos River Authority, PCR, Refunding, VRDN

  (TXU Energy Company Project)

   1.50% (LOC; JP Morgan Chase Bank)                                                          5,500,000  (a)           5,500,000

El Paso Industrial Development Authority, IDR

  VRDN (El Paso School District Limited Project)

   1.70% (LOC; JP Morgan Chase Bank)                                                          1,200,000  (a)           1,200,000

Greater East Higher Education, SLR, VRDN

   1.42% (LOC; Student Loan Marketing)                                                        5,000,000  (a)           5,000,000

Houston, Water and Sewer Systems Revenue, VRDN

  Merlots Program 1.47% (Insured; MBIA and

   Liquidity Facility; Wachovia Bank)                                                         3,115,000  (a)           3,115,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Port Development Corporation, Marine Terminal Revenue

  VRDN (Pasadena Terminal Project)

   1.55% (LOC; Deutsche Bank)                                                                 2,420,000  (a)           2,420,000

Port of Port Arthur Navigation District

  Environmental Facilities Revenue, Refunding

   VRDN (Motiva Enterprises Project) 1.60%                                                    5,945,000  (a)           5,945,000

San Antonio, Water Revenue, CP:

   1.35%, 10/8/2002 (Liquidity Facility: Landesbank
      Baden Wurttmberg and Westdeutsche Landesbank)                                           4,000,000                4,000,000

   1.45%, 10/8/2002 (Liquidity Facility: Landesbank
      Baden Wurttmberg and Westdeutsche Landesbank)                                           4,000,000                4,000,000

University of Texas System Board of Regents

   University Revenue 2%, 12/4/2002                                                           5,000,000  (b)           5,008,964

UTAH--1.5%

Utah Housing Finance Agency, MFHR

  Refunding, VRDN (Candlestick Apartments LLC)

   1.45% (Liquidity Facility; FNMA)                                                           6,400,000  (a)           6,400,000

VIRGINIA--4.3%

Hanover County Industrial Development Authority, IDR

  VRDN (Iron and Metal Company Project)

   1.45% (LOC; Branch Banking and Trust Co.)                                                  4,365,000  (a)           4,365,000

Richmond Industrial Development Authority, IDR

  VRDN (Cogentrix of Richmond Project)

   2.05% (LOC; Banque Paribas)                                                               13,500,000  (a)          13,500,000

WASHINGTON--2.2%

Washington Housing Finance Commission, MFHR

  Refunding, VRDN (Avalon Ridge Apartments Project)

   1.45% (LOC; FNMA)                                                                          9,255,000  (a)           9,255,000

WEST VIRGINIA--2.0%

West Virginia Hospital Finance Authority, Revenues

  VRDN, WVHA Pooled Financing Program:

      1.45% (LOC; One Valley Bank)                                                            5,480,000  (a)           5,480,000

      1.70% (Liquidity Facility: Bank of Nova Scotia and

         Banque Paribas and LOC; Bank of America)                                             2,600,000  (a)           2,600,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--1.4%

Wisconsin School Districts, COP

  Cash Flow Management Program

   2.25%, 11/1/2002                                                                           6,000,000                6,005,860

WYOMING--1.2%

Campbell County, IDR

  (Two Elk Power General Station Project)

   2.10%, 12/3/2002 (LOC; Bayerische Landesbank)                                              5,000,000                5,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $414,246,623)                                                              99.6%             414,249,408

CASH AND RECEIVABLES (NET)                                                                           .4%               1,712,485

NET ASSETS                                                                                        100.0%             415,961,893


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

BAN                 Bond Anticipation Notes

COP                 Certificate of Participation

CP                  Commercial Paper

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

GIC                 Guaranteed Investment Contract

GO                  General Obligation

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LOR                 Limited Obligation Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

SLR                 Student Loan Revenue

SWDR                Solid Waste Disposal Revenue

TAN                 Tax Anticipation Notes

TRAN                Tax and Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               82.9

AAA, AA, A (c)                   Aaa, Aa, A( c)                  AAA, AA, A (c)                                    4.1

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    13.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           414,246,623   414,249,408

Cash                                                                    398,683

Interest receivable                                                   1,469,184

Prepaid expenses and other assets                                        16,939

                                                                    416,134,214
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           122,521

Accrued expenses and other liabilities                                   49,800

                                                                        172,321
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      415,961,893
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     416,004,430

Accumulated net realized gain (loss) on investments                     (45,322)

Accumulated gross unrealized appreciation on investments                  2,785
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      415,961,893
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       416,004,430

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,772,695

EXPENSES:

Management fee--Note 2(a)                                            2,153,839

Shareholder servicing costs--Note 2(b)                                 281,960

Custodian fees                                                          47,985

Professional fees                                                       43,847

Registration fees                                                       21,668

Prospectus and shareholders' reports                                    11,463

Directors' fees and expenses--Note 2(c)                                  9,582

Miscellaneous                                                           12,490

TOTAL EXPENSES                                                       2,582,834

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (644,379)

NET EXPENSES                                                         1,938,455

INVESTMENT INCOME--NET                                               5,834,240
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 17,226

Net unrealized appreciation (depreciation) on investments                2,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  20,011

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,854,251

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                             -----------------------------------
                                                     2002              2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,834,240         14,978,540

Net realized gain (loss) from investments          17,226             62,109

Net unrealized appreciation (depreciation)
   of investments                                   2,785            (18,490)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,854,251         15,022,159
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,834,240)       (14,978,540)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 286,304,972        364,593,002

Dividends reinvested                            5,477,922         14,081,949

Cost of shares redeemed                      (328,288,823)      (417,234,987)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (36,505,929)       (38,560,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (36,485,918)       (38,516,417)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           452,447,811        490,964,228

END OF PERIOD                                 415,961,893        452,447,811

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                    Year Ended August 31,
                                                               ---------------------------------------------------------------------
                                                                 2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .013          .032          .034           .029          .033

Distributions:

Dividends from investment
   income--net                                                  (.013)        (.032)        (.034)         (.029)        (.033)

Net asset value, end of period                                   1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.36          3.26          3.47           2.90          3.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45           .45           .45            .45           .45

Ratio of net investment income
   to average net assets                                         1.35          3.22          3.39           2.86          3.26

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .15           .15           .15            .15           .17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         415,962       452,448       490,964        609,532       615,469

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discounts and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $33,899 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At August 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $8,303 of the carryover expires in fiscal 2004, $24,979 expires in fiscal 2005, $423 expires in fiscal 2006, and $11,617 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, was all tax exempt income.

At August 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets, the portfolio may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $644,379 during the period ended August 31, 2002.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2002, the portfolio was charged $216,816 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the portfolio was charged $45,347 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus BASIC Municipal Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (one of the series comprising Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2002 as "exempt-interest dividends" (not generally subject to regular federal income tax).

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Samuel Chase (70)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (60)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner, LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30


Joni Evans (60)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (75)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (51)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


NOTES

                    For More Information

                        Dreyfus BASIC Municipal
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  122AR0802